UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2022

SK Growth Opportunities Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41432	98-1643582
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

228 Park Avenue S #96693 New York, New York	10003
(Address of principal executive offices)	(Zip Code)

(917) 599-1622

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	SKGRU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	SKGR	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SKGRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On June 28, 2022, SK Growth Opportunities Corporation (the “Company”) consummated an initial public offering (the “IPO”) of 20,000,000 units (the “Units”), each consisting of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $200,000,000. Substantially concurrently with the closing of the IPO, the Company completed the private sale of 6,600,000 warrants (the “Private Placement Warrants”) to Auxo Capital Managers LLC (the “Sponsor”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $6,600,000 (the “Private Placement”) and the Sponsor extended a no interest loan to the Company of $5,000,000 (the “Overfunding Loan”). The Company granted the Underwriter a 45-day option to purchase up to 3,000,000 additional Units at the public offering price to cover over-allotments, if any.

The net proceeds from the IPO, the Overfunding Loan and certain of the proceeds from the Private Placement, $205,000,000 in the aggregate, were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriter with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of June 28, 2022 reflecting receipt of the gross proceeds from the IPO, the Overfunding Loan and certain of the proceeds from the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)

No.	Exhibits

99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2022

SK GROWTH OPPORTUNITIES CORPORATION

By:	/s/ Derek Jensen
Name:	Derek Jensen
Title:	Chief Financial Officer

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